UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 26, 2005

Transport Corporation of America, Inc.
(Exact name of Registrant as specified in its charter)

Minnesota	0-24908	41-1386925
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1715 Yankee Doodle Road Eagan, Minnesota	55121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (651)-686-2500

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

MERGER AGREEMENT

        On October 27, 2005, Transport Corporation of America, Inc. (the “Company”) announced that it had entered into an Agreement and Plan of Merger, dated as of October 26, 2005 (the “Merger Agreement”), with Patriot Holding Corp. (“Purchaser”) and Patriot Acquisition Corp., a wholly-owned subsidiary of Purchaser (“Sub”). Purchaser and Sub are entities directly or indirectly controlled by Goldner Hawn Johnson & Morrison Incorporated, a Minneapolis-based private equity firm. Copies of the press release announcing the signing of the Merger Agreement, questions and answers made available to employees and drivers of the Company, and a form of letter sent to the Company's customers are attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and are incorporated herein by reference.

        The Merger Agreement contemplates that Sub will be merged with and into the Company (the “Merger”) and each outstanding share of common stock of the Company will be converted into the right to receive $10.00 per share in cash, without interest (the “Merger Consideration”). As a result of the Merger, the Company will become a wholly-owned subsidiary of Purchaser. Certain management shareholders may be offered the opportunity to contribute their shares of the Company’s common stock to Purchaser in exchange for equity in Purchaser.

        The Company has made customary representations and warranties and covenants in the Merger Agreement, including among other things (i) not to solicit acquisition proposals or, subject to certain exceptions, furnish information or enter into discussions or negotiations with third parties regarding acquisition proposals, (ii) to hold a meeting of the Company’s shareholders to adopt and approve the Merger Agreement, and (iii) subject to certain exceptions, to recommend that the shareholders vote for the approval of the Merger Agreement.

        Consummation of the Merger is subject to various customary conditions, including shareholder approval of the Merger Agreement, receipt of the proceeds of necessary financing by Purchaser and Sub, and the absence of any legal or regulatory restraints on consummation of the Merger. Purchaser has obtained debt financing commitments for the Merger, which commitments are subject to customary conditions. Certain termination rights in the Merger Agreement could require the Company, under certain specified circumstances, to reimburse Purchaser for its transaction expenses up to $1,000,000 and pay Purchaser an additional termination fee of $2,000,000.

        The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

VOTING AGREEMENTS

        In connection with the Merger, the two largest beneficial holders of the Company’s common stock, Rutabaga Capital Management LLC and Wasatch Advisors, Inc., as investment adviser to the Wasatch Small Cap Value Fund and various separate accounts, together with the Company’s directors, in their capacity as shareholders, have entered into Voting Agreements with the Company, Purchaser, and Sub, covering an aggregate number of shares and stock options representing at the time of signing 19.75% of the Company’s outstanding shares. Under the Voting Agreements, such shareholders have agreed to vote in favor of approval and adoption of the Merger Agreement and approval of the Merger, and against any proposal made in opposition to, or in competition with, the Merger and the transactions contemplated by the Merger Agreement. The Voting Agreement signed by directors of the Company also prohibits the transfer of the Company’s securities by such persons. In the event the Merger Agreement is terminated, both Voting Agreements will terminate as well.

        The foregoing description of the Voting Agreements is not complete and is qualified in its entirety by reference to the Voting Agreements, copies of which are attached hereto as Exhibits 2.2 and 2.3 and incorporated herein by reference.

AMENDMENT TO RIGHTS AGREEMENT

        The description of Amendment No. 5 to the Company’s Rights Agreement in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

ADDITIONAL INFORMATION

        This information may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company intends to file a proxy statement with the United States Securities and Exchange Commission (the "SEC"). THE COMPANY URGES SECURITY HOLDERS TO READ THE PROXY STATEMENT AND RELATED MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PURCHASER, AND SUB AND THE PROPOSED MERGER. Security holders will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company, Purchaser, and Sub at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings may also be obtained at http://www.transportamerica.com.

PARTICIPANTS IN THE SOLICITATION

        The Company and certain of its directors, executive officers and other members of management and employees, as well as certain affiliates of Goldner Hawn Johnson & Morrison Incorporated, may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the proposed Merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in the Company’s proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of the Company’s common stock as of April 6, 2005 is also set forth in the Schedule 14A filed by the Company on April 19, 2005 with the SEC.

ITEM 3.03    MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

AMENDMENT TO RIGHTS AGREEMENT

        In connection with the execution of the Merger Agreement, on October 26, 2005, the Company and LaSalle Bank National Association amended Section 1(a) of the Company’s Rights Agreement, dated February 25, 1997, as amended, to exclude Purchaser and Sub from the definition of “Acquiring Person.” The Rights Agreement was also amended to provide that it will terminate if the Merger is consummated.

        The foregoing description of the amendment to the Rights Agreement is not complete and is qualified in its entirety by reference to Amendment No. 5 to the Rights Agreement, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2005, by and among Patriot Holding Corp., Patriot Acquisition Corp. and Transport Corporation of America, Inc.

2.2	Voting Agreement, dated as of October 26, 2005, among Patriot Holding Corp., Patriot Acquisition Corp., Transport Corporation of America, Inc., Anton J. Christianson, Thomas R. McBurney, William P. Murnane, Charles M. Osborne, Michael J. Paxton, Kenneth J. Roering, and William D. Slattery

2.3	Voting Agreement, dated as of October 26, 2005, among Patriot Holding Corp., Patriot Acquisition Corp., Transport Corporation of America, Inc., Rutabaga Capital Management LLC, and Wasatch Advisors, Inc., as investment adviser to the Wasatch Small Cap Value Fund and various separate accounts

4.1	Amendment No. 5 to Rights Agreement by and between Transport Corporation of America, Inc. and LaSalle Bank National Association, successor to Wells Fargo Bank Minnesota, N.A. (formerly Norwest Bank Minnesota, N.A.), dated February 25, 1997, as amended (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on February 27, 1997; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on June 29, 1998; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on January 21, 2000; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on August 1, 2002; and to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on July 22, 2004)

99.1	Press Release of Transport Corporation of America, Inc., dated October 27, 2005, regarding the Merger

99.2	Questions and Answers, made available by Transport Corporation of America, Inc. to employees and drivers in hard copy and via a recorded message on October 27, 2005

99.3	Form of letter to customers of Transport Corporation of America, Inc., sent on October 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANSPORT CORPORATION OF AMERICA, INC. (Registrant)

Date:	October 27, 2005	By:	/s/ Michael J. Paxton
Michael J. Paxton
Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 26, 2005, by and among Patriot Holding Corp., Patriot Acquisition Corp. and Transport Corporation of America, Inc.

2.2	Voting Agreement, dated as of October 26, 2005, among Patriot Holding Corp., Patriot Acquisition Corp., Transport Corporation of America, Inc., Anton J. Christianson, Thomas R. McBurney, William P. Murnane, Charles M. Osborne, Michael J. Paxton, Kenneth J. Roering, and William D. Slattery

2.3	Voting Agreement, dated as of October 26, 2005, among Patriot Holding Corp., Patriot Acquisition Corp., Transport Corporation of America, Inc., Rutabaga Capital Management LLC, and Wasatch Advisors, Inc., as investment adviser to the Wasatch Small Cap Value Fund and various separate accounts

4.1	Amendment No. 5 to Rights Agreement by and between Transport Corporation of America, Inc. and LaSalle Bank National Association, successor to Wells Fargo Bank Minnesota, N.A. (formerly Norwest Bank Minnesota, N.A.), dated February 25, 1997, as amended (incorporated by reference to Exhibit 1 to the Company’s Registration Statement on Form 8-A, filed with the SEC on February 27, 1997; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on June 29, 1998; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on January 21, 2000; to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on August 1, 2002; and to Exhibit 1 to the Company’s Form 8-A12G/A, filed with the SEC on July 22, 2004)

99.1	Press Release of Transport Corporation of America, Inc., dated October 27, 2005, regarding the Merger

99.2	Questions and Answers, made available by Transport Corporation of America, Inc. to employees and drivers in hard copy and via a recorded message on October 27, 2005

99.3	Form of letter to customers of Transport Corporation of America, Inc., sent on October 27, 2005